Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period October 1, 2004 - December 31, 2004 Notes issued from 12/2/01 to 12/31/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the period 10/1/2004 through
                                                                                       12/31/2004**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal &                                     Principal
          In-                                    Borrow-  Maximum       Accrued                                         & Accrued
Type of   terest  Date of    Maturity Lending    ing      Principal     Interest                               Accrued  Interest
Security  Rate    Issuance   Date     Company    Company  Loan Amount   9/30/2004      Advances   Repayments   Interest 12/31/2004*
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 1 mo    5/7/2002   5/7/2012 Enron      Enron       1,750,000   1,726,208 ***                                    1,726,208
          LIBOR                       Caribbean  South
          + 250                       Basin LLC  America
          bp                                     LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    5/20/2002  On       Enron Corp SJG           500,000     250,000 ***                                      250,000
Loan      LIBOR              Demand              Vendor
          + 250                                  LLC
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    6/19/2002  On       Enron      Portland    2,200,000     518,233                                6,201     524,434
Loan      LIBOR              Demand   Corp.      General
          + 250                                  Holdings,
          bp                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    6/5/2002   On       Enron Corp Enron       6,000,000   3,371,796     1,745,307                 46,490   5,163,593
Loan      LIBOR              Demand              Dutch
          + 250                                  Holdings
          bp                                     B.V.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    8/15/2002  On       Enron      EBF LLC     1,000,000     600,231                  (600,231)                    -
Loan      LIBOR              Demand   North
          + 250                       America
          bp                          Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 1 Mo    8/30/2004  On       Enron      Calypso        50,000      20,638 ***    39,281      (4,500)                55,419
          LIBOR              Demand   Corp.      Pipeline,
          + 250                                  LLC
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    9/25/2002  On       Enron      St.            68,159       1,400 ***                                        1,400
Loan      LIBOR              Demand   North      Lucie
          + 250                       America    Devel-
          bp                          Corp.      opment
                                                 Company,
                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    5%      12/31/2001 On       Gulf       Enron      56,000,000  31,966,867                  (617,026)   368,640  31,718,481
Loan                         Demand   Company    Corp.
                                      Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    10/25/2002 On       Enron      Enron       2,000,000      51,894 ***   191,761      (2,693)               240,962
Loan      LIBOR              Demand   Corp.      Global
          + 250                                  LNG LLC
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    10/22/2002 On       Enron      Pompano         1,300         603 ***                                          603
Loan      LIBOR              Demand   North      Beach
          + 250                       America    Energy
          bp                          Corp.      Center,
                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    10/22/2002 On       Enron      Brave         443,500          -                                                -
Loan      LIBOR              Demand   North      Land
          + 250                       America    Devel-
          bp                          Corp.      opment
                                                 Company,
                                                 LLC

------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    11/12/2002 On       Enron      Enron     150,000,000    see loan
Loan      LIBOR              Demand   Energy     Corp.                       below                                               -
          + 250                       Services,
          bp                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    5/2/2003   On       Enron      Enron     140,000,000 146,188,627        44,673  (7,579,342) 2,686,328 141,340,286
Loan      LIBOR              Demand   Energy     Corp.
          + 250                       Services,
          bp                          Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/3/2002  On       NETCO      Enron     250,000,000 255,540,239                   (82,992) 2,870,009 258,327,256
Loan      LIBOR              Demand   Holdings   Corp.
          + 250                       LLC
          bp
-----------------------------------------------------------------------------------------------------------------------------------
Term Loan As      12/20/2002 As       Enron      Enron     200,000,000 193,329,481 ***  30,827,086                      224,156,567
          Mutually           Mutually Corp.      Devel-
          Agreed             Agreed              opment
                                                 Funding
                                                 Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    9/10/2002  On       Enron      Volunteer     211,000          -                                                -
Loan      LIBOR              Demand   North      Land
          + 250                       America    Devel-
          bp                          Corp.      opment
                                                 Company
                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    7/16/2003  On       Enron      Enron         500,000     308,601 ***                                      308,601
Loan      LIBOR              Demand   North      Capital
          + 250                       America    & Trade
          bp                          Corp.      Resources
                                                 Mexico
                                                 Holdings
                                                 BV.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    4/5/2002   On       Southern   Enron         600,000          -                                                -
Loan      LIBOR              Demand   Cone Gas   Caribbean
          + 250                       Ltd.       Basin
          bp                                     LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 1 of 5



        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period October 1, 2004 - December 31, 2004
Notes issued from 12/2/01 to 12/31/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the period 10/1/2004 through
                                                                                       12/31/2004**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal &                                     Principal
          In-                                    Borrow-  Maximum       Accrued                                         & Accrued
Type of   terest  Date of    Maturity Lending    ing      Principal     Interest                               Accrued  Interest
Security  Rate    Issuance   Date     Company    Company  Loan Amount   9/30/2004      Advances   Repayments   Interest 12/31/2004*
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    8/25/2003  On       Enron      Enron      60,000,000  12,017,594     2,480,408    (582,262)   688,802  14,604,542
Loan      LIBOR              Demand   Energy     Corp.
          + 250                       Services
          bp                          Oper-
                                      ations,
                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    8/19/2004  On       Enron      Lingtec       322,800     308,804 ***                                      308,804
Loan      LIBOR              Demand   Power      Con-
          + 250                       Corp.      structors
          bp                                     L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    4/1/2002   On       Enron      Enron         200,000     (25,775)       25,775                                 -
Loan      LIBOR              Demand   Corp.      Liquid
          + 250                                  Fuels,
          bp                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    1/1/2002   On       Enron      Enron       1,000,000     997,312                  (997,312)                    -
Loan      LIBOR              Demand   Liquid     Corp.
          + 250                       Fuels,
          bp                          Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    3/1/2003   On       Enron      Enron         200,000       9,191 ***   282,029                            291,211
Loan      LIBOR              Demand   Corp.      Fuels
          + 250                                  Interna-
          bp                                     tional,
                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    10/10/2003 On       Enron      Enron         200,000 see loan                                                  -
Loan      LIBOR              Demand   Corp.      Freight                  below
          + 250                                  Markets
          bp                                     Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    1/1/2002   On       Enron      Enron       5,000,000     245,980 ***       989    (121,608)               125,361
Loan      LIBOR              Demand   Freight    Corp.
          + 250                       Markets
          bp                          Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 10.0%   12/31/2002 10/1/2005Enron      EOTT        6,211,673          -                                                -
          per                         Corp.      Energy
          annum                                  Partners,
                                                 L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    11/3/2003  On       Enron      Enron         100,000     105,387  #    661,336                            766,723
Loan      LIBOR              Demand   North      Natural
          + 250                       America    Gas
          bp                          Corp.      Marketing
                                                 Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    11/3/2003  On       Enron      Enron         100,000     250,010  #                                       250,010
Loan      LIBOR              Demand   North      Finance
          + 250                       America    Corp.
          bp                          Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    6/23/2003  On       Enron      Enron          50,000 see loan below issued                                     -
Loan      LIBOR              Demand   Oper-      Corp.                 11/19/2003
          + 250                       ations,
          bp                          L.P.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 1 Mo    10/3/2003  Assumed  Enron      Enron       2,500,000 see loan below issued                                     -
          LIBOR              10/8/03  Corp.      Opera-                11/19/2003
          + 250                                  tions,
          bp                                     L.P.
                                                 (assumed
                                                 by EOC
                                                 Preferred)
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    11/19/2003 On       Enron      EOC           652,906   1,793,614 ***            (1,277,822)               515,792
Loan      LIBOR              Demand   Corp.      Preferred,
          + 250                                  L.L.C.
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/2/2001  On       Enron      Enron      50,000,000  39,081,837 *** 4,180,759    (165,957)            43,096,639
Loan      LIBOR              Demand   Corp.      Broad-
          + 250                                  band
          bp                                     Services,
                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/2/2003  On       Enron      EGS New        25,000          -                                                -
Loan      LIBOR              Demand   North      Ventures
          + 250                       America    Corp.
          bp                          Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    5/26/2003  On       Master     Enron         800,000     483,551                  (483,551)                    -
Loan      LIBOR              Demand   Land       North
          + 250                       Devel-     America
          bp                          opment     Corp.
                                      Holdings
                                      Company,
                                      L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/2/2001  On       Enron      Enron      10,000,000   1,398,266 ***   942,933                          2,341,199
Loan      LIBOR              Demand   Corp.      Transpor-
          + 250                                  tation
          bp                                     Services,
                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/8/2003  On       Enron      EnRock,       500,000          -  ***    85,293                             85,293
Loan      LIBOR              Demand   Corp.      L.P.
          + 250
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/8/2003  On       Enron      Enron         500,000      26,368 ***    47,630     (13,694)                60,304
Loan      LIBOR              Demand   Corp.      Communi-
          + 250                                  cations
          bp                                     Leasing
                                                 Corp.
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 2 of 5



        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period October 1, 2004 - December 31, 2004
Notes issued from 12/2/01 to 12/31/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the period 10/1/2004 through
                                                                                       12/31/2004**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal &                                     Principal
          In-                                    Borrow-  Maximum       Accrued                                         & Accrued
Type of   terest  Date of    Maturity Lending    ing      Principal     Interest                               Accrued  Interest
Security  Rate    Issuance   Date     Company    Company  Loan Amount   9/30/2004      Advances   Repayments   Interest 12/31/2004*
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/8/2003  On       Enron      Enron         500,000      18,239 ***   279,459                            297,698
Loan      LIBOR              Demand   Corp.      Broadband
          + 250                                  Services
          bp                                     L.P.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/9/2003  On       Enron      TLS           200,000          -                                                -
Loan      LIBOR              Demand   North      Inves-
          + 250                       America    tors,
          bp                          Corp.      L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/9/2003  On       TLS        Enron           5,000          -                                                -
Loan      LIBOR              Demand   Investors, North
          + 250                       L.L.C.     America
          bp                                     Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/8/2003  On       Enron      Enron         200,000       1,553 *** 4,470,506                          4,472,059
Loan      LIBOR              Demand   Corp.      Energy
          + 250                                  Services,
          bp                                     L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/11/2003 On       Enron      Enron       1,700,000   1,585,435                               17,679   1,603,115
Loan      LIBOR              Demand   Corp.      Europe
          + 250                                  Opera-
          bp                                     tions
                                                 (Advisor)
                                                 Limited
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/2/2001  On       Enron      Enron     280,000,000 212,356,248 ***12,356,911  (5,200,591)           219,512,568
Loan      LIBOR              Demand   Corp.      Net
          + 250                                  Works
          bp                                     LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/2/2001  On       Enron      Enron      60,000,000  59,639,976 *** 2,476,475  (1,183,682)            60,932,769
Loan      LIBOR              Demand   Corp.      Property
          + 250                                  &
          bp                                     Services
                                                 Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/18/2003 On       Enron      Enron          25,000         410 ***       146          (0)                   556
Loan      LIBOR              Demand   Energy     Energy
          + 250                       Services   Informa-
          bp                          Opera-     tion
                                      tions,     Solu-
                                      Inc,       tions,
                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    10/30/2003 On       Enron      The         1,000,000     936,378 ***                                      936,378
Loan      LIBOR              Demand   Caribbean  Protane
          + 250                       Holdings   Corpora-
          bp                          Ltd.       tion
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    12/22/2003 On       Enron      Tenant         25,000         177 ***                                          177
Loan      LIBOR              Demand   Energy     Services,
          + 250                       Services   Inc.
          bp                          Opera-
                                      tions,
                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    2/3/2004   On       Enron      Enron          25,000          -  ***       275        (200)                    75
Loan      LIBOR              Demand   Trans-     Asset
          + 250                       portation  Manage-
          bp                          Services,  ment
                                      LLC        Re-
                                                 sources,
                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    2/3/2004   On       Enron      Enron          25,000          -                                                -
Loan      LIBOR              Demand   Trans-     Pipeline
          + 250                       portation  Services
          bp                          Services,  Company
                                      LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    4/12/2004  On       Enron      Enron      30,000,000          -                                                -
Loan      LIBOR              Demand   Oper-      Corp.
          + 250                       ations
          bp                          Services,
                                      LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    4/14/2004  On       SE Acqui-  Enron      60,000,000  60,462,542                            1,295,748  61,758,291
Loan      LIBOR              Demand   sition,    Corp.
          + 250                       L.P.
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    4/14/2004  On       Merlin     Enron      15,000,000  15,115,636                              323,937  15,439,572
Loan      LIBOR              Demand   Acqui-     Corp.
          + 250                       sition,
          bp                          L.P.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 1 Mo    4/16/2004  On       Enron      JILP-L.P.,    600,000     515,478                                6,050     521,528
          LIBOR              Demand   North      Inc.
          + 250              or       America
          bp                 4/16/2009Corp.
------------------------------------------------------------------------------------------------------------------------------------
Term Loan 1 Mo    4/16/2004  On       Enron      Enron         650,000     589,313                                6,559     595,872
          LIBOR              Demand   North      Capital
          + 250              or       America    Corp.
          bp                 4/16/2009Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 Mo    6/17/2004  On       Enron      Cherokee      500,000          -  ***    73,840                             73,840
Loan      LIBOR              Demand   Corp.      Finance
          + 250                                  Partners,
          bp                                     V.o.F.i.l.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    6/29/2004  On       Enron      Smith      55,000,000      79,531 *** 1,059,329     (51,633)             1,087,227
Loan      LIBOR              Demand   Corp.      Street
          + 250                                  Land
          bp                                     Company
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 3 of 5



        Exhibit B
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period October 1, 2004 - December 31, 2004
Notes issued from 12/2/01 to 12/31/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the period 10/1/2004 through
                                                                                       12/31/2004**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal &                                     Principal
          In-                                    Borrow-  Maximum       Accrued                                         & Accrued
Type of   terest  Date of    Maturity Lending    ing      Principal     Interest                               Accrued  Interest
Security  Rate    Issuance   Date     Company    Company  Loan Amount   9/30/2004      Advances   Repayments   Interest 12/31/2004*
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    8/3/2004   On       Smith      Enron      50,000,000          -                                                -
Loan      LIBOR              Demand   Street     Corp.
          + 250                       Land
          bp                          Company
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    6/29/2004  On       Enron      Louisiana      25,000          -  ***    58,420                             58,420
Loan      LIBOR              Demand   Corp.      Gas
          + 250                                  Marketing
          bp                                     Company
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    6/29/2004  On       Enron      Louisiana      50,000          -  ***    46,428                             46,428
Loan      LIBOR              Demand   Corp.      Resources
          + 250                                  Company
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    6/29/2004  On       Enron      LGMI,          25,000          -                                                -
Loan      LIBOR              Demand   Corp.      Inc.
          + 250
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    8/10/2004  On       Enron      Enron       25,000.00          51 ***    97,838         (20)                97,869
Loan      LIBOR              Demand   Corp.      Power
          + 250                                  Holdings
          bp                                     Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    8/10/2004  On       Enron      Enron       25,000.00       1,250 ***                                        1,250
Loan      LIBOR              Demand   Corp.      Capital
          + 250                                  LLC
          bp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    3/15/2004  On       Enron Corp Enron            None          -                                                -
Loan      LIBOR              Demand              North
          + 250                                  America
          bp                                     Corp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    5/16/2002  On       Enron      Roseville  25,000,000   3,107,923 ***     1,724  (1,912,944)             1,196,704
Loan      LIBOR              Demand   North
          + 250                       America
          bp                          Corp
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    4/11/2002  On       Enron      Midway     25,000,000     325,924 ***                                      325,924
Loan      LIBOR              Demand   North      Develop-
          + 250                       America    ment
          bp                          Corp       Company
                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    11/15/2004 On       Enron      Enron       1,000,000          -  ***   170,934        (565)               170,369
Loan      LIBOR              Demand   Corp.      Renew-
          + 250                                  able
          bp                                     Energy
                                                 Corp.
------------------------------------------------------------------------------------------------------------------------------------
Demand    1 mo    11/29/2004 On       Enron      Enron         100,000          -                                                -
Loan      LIBOR              Demand   Corp.      LNG
          + 250                                  Power
          bp                                     (Atlantic)
                                                 Ltd.
------------------------------------------------------------------------------------------------------------------------------------

* Balance at 12/31/2004 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.

** The amounts for Principal and Accrued Interest and Advances stated herein have been adjusted to correct the amounts reported in the Rule 24 Report for the period ending September 30, 2004.

*** Activity includes payments and/or receipts on behalf of borrower. Applicable interest will be applied next period.

# Activity includes payments and/or receipts on behalf of borrower. Applicable interest will be applied next period and loan will be amended to increase maximum principal amount.


                                                                                                                         Page 4 of 5



        Exhibit B
        Rule 24 Reporting Requirement No. 2


Portland General & Subsidiaries
Intercompany Loan Activity for the period October 1, 2004 - December 31, 2004
Notes issued from 12/2/01 to 12/31/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the period 10/1/2004 through
                                                                                       12/31/2004**
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Principal &                                     Principal
          In-                                    Borrow-  Maximum       Accrued                                         & Accrued
Type of   terest  Date of    Maturity Lending    ing      Principal     Interest                               Accrued  Interest
Security  Rate    Issuance   Date     Company    Company  Loan Amount   9/30/2004      Advances   Repayments   Interest 12/31/2004*
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       Salmon     Portland     None         715,594                  (605,941)               109,653
Loan      balance            Demand   Springs    General
          > $500k                     Hospi-     Electric
                                      tality     Company
                                      Group
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       Integrated Portland     None              -                                                -
Loan      balance            Demand   Utility    General
          > $500k                     solutions, Electric
                                      Inc.       Company
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       121 SW     Portland     None              -                                                -
Loan      balance            Demand   Salmon     General
          > $500k                     Street     Electric
                                      Corpor-    Company
                                      ation
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       Portland   Portland     None              -                                                -
Loan      balance            Demand   General    General
          > $500k                     Transport  Electric
                                      Corp       Company
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       Portland   Portland     None              -                                                -
Loan      balance            Demand   General    General
          > $500k                     Resource   Electric
                                      Develop-   Company
                                      ment Inc.
------------------------------------------------------------------------------------------------------------------------------------
Demand    3% if   11/17/2003 On       World      Portland     None              -                                                -
Loan      balance            Demand   Trade      General
          > $500k                     Center     Electric
                                      Northwest  Company
                                      Corpor-
                                      ation
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         Page 5 of 5
